                                                                   Exhibit 10.11

                             DEMAND PROMISSORY NOTE
                             ----------------------

$5,000,000 or such lesser
amount as may be                                        August 30, 1999
owing from time to time                                 Cleveland, Ohio

          ON DEMAND, for value received, FREDERICK BREWING CO. ("Debtor") hereby promises to pay to the order of SNYDER INTERNATIONAL BREWING GROUP, LLC ("Holder") (a) $5,000,000 or (b) such lesser principal amount as is advanced by Holder to Debtor hereunder, as evidenced prima facie but not conclusively by the most recent entry in the column headed "Principal Amount Outstanding" on

Schedule A, attached hereto and incorporated herein by reference, together with
----------
interest thereon calculated from the date hereof in accordance with the provisions of this promissory note (this "Note").

     1.   Indebtedness.
          ------------

          (a) Advances.  The indebtedness evidenced hereby has arisen, and will
              --------
arise, by virtue of loan advances from Holder to Debtor. Subject to the rights of Holder to demand repayment of such indebtedness, in whole or in part, on demand, it is anticipated that such advances may be repaid by Debtor and readvanced by Holder. If the advances are at any time repaid in full and amounts are subsequently readvanced by Holder to Debtor, this Note will continue in effect as evidence of any such subsequent advance and the rights of Debtor
and Holder in respect thereof.   Notwithstanding anything in this Note to the
contrary, the aggregate principal amount available for borrowing from time to time hereunder shall equal the excess of $5,000,000 over the sum of (i) the aggregate principal amount outstanding under this Note plus (ii) the aggregate principal amount outstanding under the Demand Promissory Note executed by Crooked River Brewing Company, LLC in favor of Holder, dated August 30, 1999.

          (b) Record of Advances.   This Note will serve as a master note and
              ------------------
will evidence all advances to Debtor hereunder.   Holder is authorized to
endorse on Schedule A or on a continuation thereof, both of which will be
           ----------
attached to this Note and are incorporated by reference herein, the date and amount of each advance, the date and amount of each payment of principal, and the principal amount outstanding. Such endorsements will be deemed prima facie evidence of Debtor's indebtedness under this Note unless Debtor disputes the same within three days of receipt of the written notice of such endorsement.

     2.   Payment of Interest.
          -------------------

          (a) Interest Rate.  Commencing on the date of this Note, interest will
              -------------
accrue on a daily basis (computed on the basis of a year of 360 days for the actual number of days elapsed) on the unpaid principal amount of this Note outstanding from time to time, at a rate per annum equal to the Prime Rate of KeyBank National Association, Cleveland, Ohio ("Bank") plus one percent (1%).
If the Prime Rate changes, the interest rate on this Note will be immediately correspondingly adjusted, but in no event may the interest rate on this Note exceed the highest rate permitted by law on the date of this Note. The "Prime Rate" of Bank means the rate established from time to time by Bank as Bank's Prime Rate, whether or not such rate is publicly announced.

          (b) Scheduled Payments.  Accrued interest will be due and payable on
              ------------------
the first day of each month and on demand. Prior to a demand for payment of the entire unpaid principal amount due upon this Note, if any payment of interest is not paid when due, Debtor shall pay Holder a late fee equal to the greater of
(i) ten percent (10%) of the amount of such payment or (ii) twenty five dollars ($25).

          (c) Payment upon Demand.  After demand, the unpaid principal of and
              -------------------
accrued interest on this Note will, until paid, bear interest (calculated on the basis of a year of 360 days for the actual number of days elapsed) at a rate per annum equal to four percent (4%) in excess of the Prime Rate, which rate will be adjusted immediately and correspondingly with each change in the Prime Rate, but in no event will the interest rate on this Note exceed the highest rate permitted by law on the date of demand for payment of this Note.

     3.   Payment of Principal.
          --------------------

          (a) Optional Prepayment.  Debtor may, at any time and from time to
              -------------------
time, without premium or penalty, prepay all or any portion of the outstanding principal amount of this Note; provided that any prepayment must first be
                               --------
applied to any accrued but unpaid interest. Principal amounts prepaid or repaid will be available to be borrowed again by Debtor upon three business days' written notice.

          (b) Time of Payment. If any payment of principal or interest on this
              ---------------
Note becomes due on a Saturday, Sunday, or legal holiday under the laws of the State of Ohio, such payment must be made on the next succeeding business day and such extension of time will in such case be included in computing interest in connection with such payment.

     4.   Default.
          -------

          (a) Events of Default.  An "Event of Default" will (unless waived in
              -----------------
writing by Holder) be deemed to have occurred if:

               (i) Debtor fails to pay any principal or interest amount hereunder when due, whether at maturity, by acceleration or otherwise; or

               (ii) Debtor makes a general assignment for the benefit of creditors; or an order, judgment or decree is entered adjudicating Debtor bankrupt or insolvent; or any order for relief with respect to Debtor is entered under the Federal Bankruptcy Code; or Debtor commences any proceeding relating to it or any of its assets under any bankruptcy, reorganization, arrangement, insolvency, readjustment of debt, dissolution or liquidation law of any jurisdiction; or any such petition or application is filed, or any such proceeding is commenced, against Debtor and either
     (A) Debtor by any act indicates its approval thereof, consent thereto or acquiescence therein or (B) such petition, application or proceeding is not dismissed within 90 days.

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

          (b) Consequences of the Occurrence of an Event of Default.  Without
              -----------------------------------------------------
limitation upon Holder's right to demand payment of this Note at any time for any reason, upon the occurrence of an Event of Default, all or any portion of the outstanding principal amount of this Note will become due and payable, and Debtor shall immediately pay to Holder the outstanding principal amount of this Note plus all accrued and unpaid interest thereon.

          (c) Costs of Collection.  In the event of an Event of Default
              -------------------
hereunder, Debtor shall pay to Holder, in addition to such amounts due, all costs of collection, including, without limitation, reasonable attorneys' fees.

     5.   Amendment and Waiver.  Except as otherwise expressly provided herein,
          --------------------
no modification, amendment, or waiver of the provisions of this Note will be binding or effective unless the Debtor has obtained the prior written consent of Holder. No delay or omission on the part of Holder in the exercise of any right or remedy hereunder will operate as a waiver thereof and no partial exercise of any right or remedy precludes other or further exercise thereof or the exercise of any other rights or remedy.

     6.   Transfer and Assignment.  This Note is binding on any successors and
          -----------------------
assigns of Holder. Debtor may not assign any rights and obligations under this Note to any other party without the prior written consent of Holder.

     7.   Place of Payment; Notices.  Payments of principal and interest are to
          -------------------------
be made by Debtor to Holder, 1940 East 6th Street, Suite 200, Cleveland, Ohio 44114 or to such other person or at such other address as specified by prior written notice to Debtor.

     8.   Governing Law.  All questions concerning the construction, validity
          -------------
and interpretation of this Note will be governed by and construed in accordance with the domestic laws of the State of Ohio, without giving effect to any choice of law or conflict of law provision or rule (whether of the State of Ohio or any other jurisdiction) that would cause the application of the laws of any jurisdiction other than the State of Ohio.

     9.   Waiver of Presentment, Demand and Dishonor.  Debtor, or its successors
          ------------------------------------------
and assigns, hereby waives presentment for payment, protest, demand, notice of protest, notice of nonpayment and diligence with respect to this Note, and waives and renounces all rights to the benefits of any statute of limitations or any moratorium, appraisement, exemption, or homestead now provided or that hereafter may be provided by any federal or applicable state statute, including, without limitation, exemptions provided by or allowed under the Federal Bankruptcy Code, both as to itself and as to all of its property, whether real or personal, against the enforcement and collection of the obligations evidenced by this Note and any and all extensions, renewals, and modifications of this Note.

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

          IN WITNESS WHEREOF, Debtor has caused its duly authorized representative to execute and deliver this Note as of the date first written above.

                                    FREDERICK BREWING CO.



                                    By: /s/ C. David Snyder
                                        -------------------------------
                                        Name:  C. David Snyder
                                        Title: Chairman and CEO

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

                                   Schedule A
                                   ----------

                           Principal            Principal            Principal
                            Amount               Amount               Amount
  Date of Entry            Advanced               Paid              Outstanding
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August 30, 1999           $1,890,813.49           $0.00            $1,890,813.49
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